U. S. Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form SB-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                          CAROLINA NATIONAL CORPORATION
--------------------------------------------------------------------------------
                 (Name of small business issuer in its charter)

            South Carolina                  6021                  57-1101005
------------------------------   ---------------------------   ---------------
(State or jurisdiction of       (Primary Standard Industrial  (I.R.S. Employer
incorporation or organization)   Classification Code Number) Identification No.)

         1350 Main Street, Columbia, South Carolina 29201 (803) 779-0411
--------------------------------------------------------------------------------
          (Address and telephone number of principal executive offices)

                1350 Main Street, Columbia, South Carolina 29201
--------------------------------------------------------------------------------
                (Address of intended principal place of business)

                                        Copies to:
Roger B. Whaley, President              George S. King, Jr., Esquire
Carolina National Corporation           Joseph D. Clark, Esquire
1350 Main Street                        Haynsworth Sinkler Boyd, P.A.
Columbia, South Carolina 29201          1201 Main Street, 22nd Floor
(803) 779-0411                          Columbia, South Carolina 29201
(Name, address and telephone            (803) 779-3080
 number of agent for service)           Fax: (803) 765-1243

                                        Scott H. Richter, Esquire
                                        LeClair Ryan, A Professional Corporation
                                        951 East Byrd Street, East Tower
                                        Richmond, Virginia 23219
                                        (804) 343-4079


Approximate date of proposed sale to the public: As soon as possible after effectiveness of this Registration Statement.

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-128744

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

     Title of each           Proposed maximum
  class of securities       aggregate offering          Amount of
    to be registered             price (1)          registration fee
    ----------------             ---------          ----------------
      Common Stock               $316,250                $33.84

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) under the Securities Act.

                 EXPLANATORY NOTE AND INCORPORATION BY REFERENCE

         This Registration Statement is being filed with respect to the registration of an additional $316,250 aggregate maximum offering price for common stock, no par value, of Carolina National Corporation, a South Carolina corporation, (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

         The Company hereby incorporates by reference into this Registration Statement on Form SB-2 in its entirety the Registration Statement on Form SB-2 (File No. 333-128744) declared effective on December 13, 2005 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated by reference therein and all exhibits thereto.

         The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, in the City of Columbia, State of South Carolina, on December 14, 2005.

                                 CAROLINA NATIONAL CORPORATION


                                 By:  s/Roger B. Whaley
                                      ---------------------------------------
                                     Roger B. Whaley, President and Chief
                                     Executive Officer

     In accordance with the requirements of the Securities Act of 1933, this the Registration Statement was signed by the following persons in the capacities and on the dates stated.

Signature                                                         Title                             Date
s/Roger B. Whaley                                                 President, Chief Executive     December 14, 2005
-------------------------------------------------                 Officer, Director
Roger B. Whaley

--------------------------------------------------                Director
Charlotte J. Berry

s/William P. Cate*                                                Director                       December 14, 2005
-------------------------------------------------
William P. Cate

s/Kirkman Finlay, III*                                            Director                       December 14, 2005
-------------------------------------------------
Kirkman Finlay, III

s/Rollo F. Ingram                                                 Executive Vice President,      December 14, 2005
-------------------------------------------------                 Chief Financial Officer
Rollo F. Ingram                                                   (Principal Accounting
                                                                  Officer)

s/I. S. Leevy Johnson*                                            Director                        December 14, 2005
-------------------------------------------------
I. S. Leevy Johnson

--------------------------------------------------                Director
Angus B. Lafaye
                                                                  Director
-------------------------------------------------
R. C. McEntire, Jr.

s/C. Whitaker Moore*                                              Director                       December 14, 2005
-------------------------------------------------
C. Whitaker Moore

                                                                  Director
-------------------------------------------------
Leon Joseph Pinner, Jr.

s/Joel A. Smith, III*                                             Director                       December 14, 2005
-------------------------------------------------
Joel A. Smith, III

s/Robert E. Staton, Sr.*                                          Director                       December 14, 2005
-------------------------------------------------
Robert E. Staton, Sr.

s/William H. Stern*                                               Director                       December 14, 2005
-------------------------------------------------
William H. Stern

s/Joe E. Taylor, Jr.*                                             Director                       December 14, 2005
-------------------------------------------------
Joe E. Taylor, Jr.

*By: s/Roger B. Whaley
     ------------------------------
     Roger B. Whaley
     Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit No.             Description

     5          Opinion of Haynsworth Sinkler Boyd, P.A.

     23.1       Consent of Haynsworth Sinkler Boyd, P.A. (included in Exhibit 5)

     23.2       Consent of Registered Accounting Firm

     24         Power of Attorney (included on signature page previously filed)